Delaware Social Awareness Fund

        Supplement to Prospectuses dated January 31, 2000

  The following replaces the information under the section of the Prospectus entitled "Portfolio managers" for Delaware
  Social Awareness Fund.

  Vantage Investment Advisors began managing the Fund in 1997. Effective as of May 1, 2000, Vantage's quantitative portfolio management team has primary responsibility for the day-to-day management of the Fund. Vantage's investment team makes all recommendations and decisions regarding the purchase and sale of individual securities.